CERTIFICATION
                                PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-QSB of Powder River Basin Gas Corporation, (the "Company") for the quarter ended June 30,
2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Brian Fox, as President, hereby certifies, pursuant to an solely for the purpose of 18 U.S.C. ss, 1350, as adopted pursuant to ss. 906 of the Sarbannes-Oxley Act of 2002, to the best of his knowledge and belief that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m. or 780 (d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          By:  S/ Brian Fox, President
               Brian Fox, President

	  Date:  Novmeber 14, 2006